EXHIBIT 24.2

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                     UNANIMOUS WRITTEN CONSENT OF DIRECTORS
                    IN LIEU OF MEETING OF BOARD OF DIRECTORS

                                January 25, 2007

      The undersigned, being all the Directors of Residential Asset Mortgage Products, Inc., a Delaware corporation (the "Corporation"), do hereby consent in writing that the following resolutions shall have the same force and effect as if adopted at a Meeting of the Board of Directors of the Corporation:

      RESOLVED,   that  the  President,   the  Chief  Financial   Officer,   the
                  Treasurer,  the  Directors  and  other  officers  specifically authorized  by the  Board of  Directors  in  writing  in their capacities as such be, and they hereby are, authorized to sign
                  on  behalf  of  the  Corporation,   a  Registration  Statement
                  constituting  a  filing  on  Form  S-3  with  respect  to  the
                  registration   of  an   additional   $1,000,000   of  Mortgage
                  Asset-Backed  Pass-Through  Certificates (the  "Certificates")
                  and  Asset-Backed  Notes (the  "Notes," and together  with the
                  Certificates,  the "Securities") (such registration statement, in the  form in which  it was  executed  and to be filed on or about  February  9, 2007,  together  with any  amendment  (the
                  "Pre-Effective Amendment") thereto which shall be subsequently executed and filed, in order to effect the  registration of up to an  additional  $60,000,000,000  of  Mortgage  Asset-Backed
                  Pass-Through  Certificates and Asset-Backed  Notes,  including
                  any  and  all   exhibits   thereto,   is  hereby   called  the
                  "Registration Statement");  and the President, Chief Executive
                  Officer, Chief Financial Officer,  Treasurer,  Controller, any
                  Executive Vice President,  any Senior Vice President, any Vice
                  President and any other officer specifically authorized by the
                  Board of Directors in writing (the  "Authorized  Officers") or the  Secretary  is hereby  authorized  to cause the same to be
                  filed  with  the   Securities   and  Exchange   Commission  in
                  accordance with the provisions of the Securities Act of 1933, as amended, and the Securities and Exchange Commission's rules and regulations thereunder;

      RESOLVED,   that the  Authorized  Officers  be, and they hereby are,  also authorized to sign on behalf of the  Corporation  and cause to be filed such amendments and  supplements to the  Registration
                  Statement,   including,   without  limitation,  the  financial
                  statements and schedules, exhibits and forms of Prospectus and
                  Prospectus   Supplements  (the  "Prospectus"  and  "Prospectus
                  Supplements,"  respectively) required as a part thereof, which


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                  such  Authorized   Officers  in  their  sole  discretion  find
                  necessary or desirable in order to effect the registration and takedown therefrom;

      RESOLVED,   that  the  President,  the  Chief  Financial  Officer  or  the
                  Controller  be, and each of them,  with full  authority to act
                  without  the  others,   hereby  is,  authorized  to  sign  the
                  Registration  Statement and any amendments to the Registration
                  Statement on behalf of the Corporation as the principal executive officer, the principal financial officer and the principal accounting officer of the Corporation;

      RESOLVED,   that  the  Authorized  Officers  of the  Corporation  and  its
                  counsel be, and each of them, with full  authorization  to act without the others,  hereby is, authorized to appear on behalf
                  of  the   Corporation   before  the  Securities  and  Exchange
                  Commission in connection with any matter relating to the Registration Statement and to any amendment thereto;

      RESOLVED,   that the Authorized Officers and the Directors be, and each of them, with full authority to act without the others, hereby is, authorized to execute, in the name and on behalf of the Corporation, a Power of Attorney, constituting and appointing
                  Lisa R. Lundsten and Diane Wold the attorneys-in-fact and agents of the Corporation, with full power to act without the others, to sign the Registration Statement (including any Pre-Effective Amendment) and any and all amendments thereto, with power appropriate to affix the corporate seal of the Corporation and to attest said seal, to file the Registration
                  Statement (including any Pre-Effective Amendment) and each amendment so signed with all exhibits thereto with the Securities and Exchange Commission;

      RESOLVED,   that  the  President  and  Chief  Executive   Officer  of  the
                  Corporation,  is  hereby  designated  to act on  behalf of the
                  Corporation  as the agent for service of process in connection with the Registration  Statement  (including any Pre-Effective
                  Amendment)   and    authorized   to   receive    notices   and
                  communications from the Securities and Exchange Commission in connection with the Registration Statement and any amendments thereto;

      RESOLVED,   that the Authorized  Officers,  the Secretary or any Assistant
                  Secretary of the Corporation be, and each of them with full authority to act without the others, hereby is, authorized and directed in the name and on behalf of the Corporation to take any and all action that he or she may deem necessary or advisable in order to obtain a permit, register or qualify the Securities for issuance and sale or to request an exemption from registration of the Securities, to register or obtain a license for the Corporation as a dealer or broker under the securities laws of such of the states of the United States of America or other jurisdictions, including (but not limited to)
                  Canada, as such officer may deem advisable, and in connection with such registration, permits, licenses, qualifications and exemptions to execute, acknowledge,


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                  verify,  file  and  publish  all such  applications,  reports,
                  issuer's  covenants,  resolutions,   irrevocable  consents  to
                  service of process, powers of attorney and other papers, agreements, documents and instruments as may be deemed by such officer to be useful or advisable to be filed, and that the Board of Directors hereby adopts the form of any and all resolutions required by any such state authority in connection with any such applications, reports, issuer's covenants, irrevocable consents to service of process, powers of attorney and other papers, agreements, documents and instruments if (i) in the opinion of the officer of the Corporation so acting the adoption of such resolutions is necessary or advisable and
                  (ii) the Secretary of the Corporation evidences such adoption by filing with this Unanimous Written Consent copies of such resolutions, which shall thereupon be deemed to be adopted by the Board of Directors and incorporated in this Unanimous Written Consent as part of this resolution with the same force and effect as if included herein, and that the Authorized Officers, the Secretary or any Assistant Secretary of the Corporation take any and all further action that they may deem necessary or advisable in order to maintain such registration in effect for as long as they may deem to be in the best interests of the Corporation;

      RESOLVED,   that it is in the best interests of the  Corporation  that the
                  Securities  be  qualified  or  registered  for sale in various states,  that the  Authorized  Officers,  the Secretary or any
                  Assistant  Secretary  of the  Corporation  and its counsel are authorized to determine the states in which appropriate action shall be taken to  qualify  or  register  for sale all or such part  of the  Securities  as  said  Authorized  Officers,  the
                  Secretary or any Assistant Secretary may deem advisable,  that said Authorized Officers, Secretary or any Assistant Secretary
                  are hereby  authorized to perform on behalf of the Corporation any and all such acts as they may deem  necessary or advisable in  order  to  comply  with  the  applicable  laws of any such states,  and in  connection  therewith to execute and file all requisite papers and documents, including, but not limited to, applications,  reports, surety bonds, irrevocable consents and appointments  of  attorneys  for service of  process,  and the execution  by  such  Authorized  Officers,  Secretary  or  any
                  Assistant  Secretary  of any  such  paper or  document  or the performance  by  them  of  any  act  in  connection  with  the foregoing matters shall conclusively establish their authority
                  therefor   from  the   Corporation   and  the   approval   and
                  ratification by the Corporation of the papers and documents to be executed and the action so taken;

      RESOLVED,   that (i) the establishment of the trust fund for any series (a
                  "Series") of Securities (the "Trust Fund"),  (ii) the issuance
                  and  sale  of  the  Securities  of  such  Series,   with  such
                  designations,  original principal amounts,  pass-through rates and such other terms,  all  substantially  as set forth in the
                  Registration   Statement,   the   Prospectus   and  Prospectus
                  Supplement  and any Private  Placement  Memorandum (a "Private
                  Placement Memorandum") relating to such Series and (iii) the conveyance to the


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                  Trust Fund of  mortgage  loans  having  approximate  aggregate principal amounts equal to the aggregate principal amounts of the Securities that constitute such Series, in return for such Securities or other good and valuable consideration, are hereby approved by the Corporation;

      RESOLVED,   that (i) the  proposed  form  and  terms  of the  Pooling  and
                  Servicing  Agreement,  Indenture,  Trust Agreement,  Servicing
                  Agreement, Custodial Agreement or any other similar or related agreement, document or instrument for any Series of Securities
                  (together,  the  "Offering  Documents")  (as  described in the
                  Registration   Statement   and  the   Prospectus,   Prospectus
                  Supplement   and  any   Private   Placement   Memorandum   (if
                  applicable) relating to such Series) are hereby approved by the Corporation and (ii) the Authorized Officers be, and each of them hereby is, authorized to execute and deliver the Offering Documents, generally in the form constituting a part of the Registration Statement or previously executed by the Corporation, with such changes as any of the Authorized
                  Officers may deem necessary or advisable;

      RESOLVED,   that the preparation of any Prospectus,  Prospectus Supplement
                  and  any  Private   Placement   Memorandum   relating  to  the
                  Securities  of  a  Series  and  the  use  of  such  Prospectus
                  Supplement and Prospectus and any Private Placement Memorandum in connection with the sale of the Securities offered thereby is hereby approved;

      RESOLVED,   that  the  proposed  form  and  terms  of any  Assignment  and
                  Assumption  Agreement  or any similar  agreement,  document or
                  instrument   relating  to  the  sale  of  mortgage   loans  by
                  Residential  Funding Company,  LLC ("RFC") to the Corporation,
                  and as described in the Registration Statement, the Prospectus and Prospectus Supplement and any Private Placement Memorandum
                  (if  applicable)  for any Series  (each,  an  "Assignment  and
                  Assumption   Agreement"),   are   hereby   approved   by   the
                  Corporation, and each of the Authorized Officers is and shall be authorized to execute and deliver on behalf of the Corporation any such Assignment and Assumption Agreement, generally in a form constituting part of the Registration
                  Statement or previously executed by the Corporation between RFC and the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable;

      RESOLVED,   that the proposed form and terms of any Underwriting Agreement or similar agreement among one or more  underwriters,  RFC and the Corporation,  as described in the  Registration  Statement and any Prospectus  and  Prospectus  Supplement for any Series
                  are approved, and each of the Authorized Officers is and shall be  authorized  to execute and  deliver any such  Underwriting
                  Agreement,  generally  in a  form  constituting  part  of  the
                  Registration   Statement   or   previously   executed  by  the
                  Corporation,  with  such  changes  as any  of  the  Authorized
                  Officers may deem necessary or advisable;


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      RESOLVED,   that the proposed  form and terms of any  Purchase  Agreement,
                  Placement Agreement or similar agreement among one or more purchasers or placement agents, RFC and the Corporation, as described in the Private Placement Memorandum for any Series are approved, and each of the Authorized Officers is and shall be authorized to execute and deliver any such Purchase
                  Agreement  or  Placement   Agreement,   generally  in  a  form
                  previously  executed by the Corporation,  with such changes as
                  any  of  the   Authorized   Officers  may  deem  necessary  or
                  advisable;

      RESOLVED,   that any  Insurance  Agreement,  Letter of  Credit or  similar agreement for any Series,  among the Corporation,  the insurer and  others,  generally  in a form  constituting  part  of the
                  Registration   Statement   or   previously   executed  by  the
                  Corporation, are approved, and each of the Authorized Officers is and shall be authorized to execute and deliver any such agreement, with such changes as any of the Authorized Officers may deem necessary or advisable;

      RESOLVED,   that any  Indemnification  Agreement or similar  agreement for any Series, among the Corporation, the insurer and others, generally in a form constituting part of the Registration
                  Statement or previously executed by the Corporation, are approved, and each of the Authorized Officers is and shall be authorized to execute and deliver any such agreement, with such changes as any of the Authorized Officers may deem necessary or advisable;

      RESOLVED,   that each  Authorized  Officer is  authorized  to request  the
                  Trustee under the applicable Articles and Sections of the Offering Documents to authenticate, or cause the Certificate
                  Registrar to authenticate, the Securities of any Series and to deliver the same in accordance with the orders of the Corporation;

      RESOLVED,   that,  upon such request,  the execution of the Securities for such Series by the Trustee  under the Offering  Documents  and
                  their   authentication  by  the  Trustee  or  the  Certificate
                  Registrar  is   authorized  by  the   Corporation,   and  each
                  Authorized Officer is authorized to, upon receipt of the purchase price for the Securities stated in any Underwriting
                  Agreement,  Purchase  Agreement,  Placement Agreement (each an
                  "Underwriting  Agreement," "Purchase Agreement" and "Placement
                  Agreement," respectively) or any similar agreement to be paid to the Corporation, deliver, or cause to be delivered, the related Securities in accordance with the terms of such agreement;

      RESOLVED,   that any class or classes of Securities of any Series  created and issued under any Offering Documents are hereby authorized to be sold pursuant to any Underwriting Agreement, Purchase
                  Agreement or Placement Agreement, or any similar agreement, generally in a form previously executed by the Corporation, with such changes as any of the Authorized


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                  Officers may deem  necessary or advisable,  either at the time of issuance or thereafter, including for the purpose of creating a new Series of Securities;

      RESOLVED,   that execution of any agreement,  instrument or document by an
                  Authorized  Officer  of  the  Corporation  pursuant  to  these
                  resolutions  shall  constitute   conclusive  evidence  of  the
                  approval of, and of that Authorized Officer's authority to execute, such agreement, instrument or document;

      RESOLVED,   that the Authorized  Officers,  the Secretary or any Assistant
                  Secretary of the  Corporation  be, and each of them hereby is, authorized  to take any other  action and  execute and deliver any other  agreements,  documents and  instruments,  including powers of attorney,  as any of the  Authorized  Officers,  the
                  Secretary  or  any  Assistant   Secretary  deem  necessary  or
                  advisable to carry out the purpose and intent of the foregoing resolutions;

      RESOLVED,   that the Authorized  Officers,  the  Secretary,  any Assistant
                  Secretary of the Corporation or any attorney-in-fact of the Corporation be, and each of them hereby is, authorized to attest and affix the corporate seal of the Corporation to any agreement, instrument or document executed pursuant to any of the foregoing resolutions by impressing or affixing such seal thereon or by imprinting or otherwise reproducing thereon a facsimile thereof; and

      RESOLVED,   that any  actions of the Board of  Directors,  the  Authorized
                  Officers, the Secretary or any Assistant Secretary of the Corporation in furtherance of the purposes of the foregoing resolutions, whether taken before or after the adoption or effectiveness of these resolutions, are hereby approved, confirmed, ratified and adopted.

      This Consent may be executed in counterpart, each of which shall constitute an original, and all of which, taken together, constitute one and the same original; and facsimile signatures of this Consent shall be deemed to constitute original signatures.

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      IN WITNESS WHEREOF, the undersigned Directors have executed this Unanimous
Written Consent this 25th day of January, 2007.

/s/ David M. Applegate                     /s/ David M. Bricker
-------------------------------------      -------------------------------------
David M. Applegate                         David M. Bricker



/s/ James N. Youn
-------------------------------------      -------------------------------------
James N. Young


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                       Certificate of Assistant Secretary

      I further certify that I am the Assistant Secretary of Residential Asset Mortgage Products, Inc. ("RAMP"), organized under the laws of the State of Delaware, hereby certify that the resolutions approved and adopted by the Board of Directors of the Corporation pursuant to a Unanimous Written Consent of Directors in Lieu of Meeting of Board of Directors dated January 25, 2007, have not been revoked, amended, supplemented, modified or superseded and are in full force and effect.

      IN WITNESS WHEREOF, I have hereunto set my hand and the seal of the Corporation this 9th day of February, 2007.


                                           /s/ Julianne M. Linder
                                           -------------------------------------
                                           Julianne M. Linder
                                           Assistant Secretary